UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 17, 2018
MANNATECH, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1410 Lakeside Parkway, Suite 200
Flower Mound, Texas 75028
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (972) 471-7400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[X] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

[ ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01. Other Event.
Attached to this Form 8-K as Exhibit 99.1 is a copy of a press release issued by Mannatech, Incorporated (the "Company") announcing the Company's intention to commence a cash tender offer to purchase up to $16 million of shares of its common stock from its shareholders.

On May 17, 2018, in connection with the intended tender offer, the Company also distributed the communication attached hereto as Exhibit 99.2.

Important Additional Information

This Current Report on Form 8-K, including the press release attached hereto as Exhibit 99.1 and the communication attached hereto as Exhibit 99.2 is for informational purposes only and is not a recommendation to buy or sell the Company’s common stock and does not constitute an offer to buy or the solicitation to sell shares of the Company’s common stock. The tender offer described in this communication has not yet commenced, and there can be no assurances that the Company will commence the tender offer on the terms described in this communication or at all. The tender offer will be made only pursuant to the tender offer statement on Schedule TO, including the Offer to Purchase, Letter of Transmittal and related materials that the Company expects to file with the Securities and Exchange Commission (“SEC”) upon commencement of the tender offer. Shareholders and holders of awards granted under our equity incentive plans are urged to carefully read the TENDER OFFER STATEMENT, offer to purchase, letter of transmittal and related materials when they become available because they will contain important information, including the various terms of, and conditions to, the tender offer, that shareholders and award holders should consider before making any decision regarding tendering their shares. Once the tender offer is commenced, shareholders will be able to obtain a free copy of the tender offer statement on Schedule TO, the Offer to Purchase, Letter of Transmittal and other documents that the Company will be filing with the SEC at the SEC’s website at www.sec.gov. Additional copies of these materials may be obtained for free by contacting the Company at ir@mannatech.com or 1410 Lakeside Pkwy, Ste 200, Flower Mound, TX 75028, Attn: Investor Relations, or Georgeson LLC, the information agent for the tender offer, at (866) 857-2624.

Forward Looking Statements

This Current Report on Form 8-K, the press release attached hereto as Exhibit 99.1 and the communication attached hereto as Exhibit 99.2 may contain “forward-looking statements.” These forward-looking statements generally can be identified by use of phrases or terminology such as “may,” “will,” “should,” “hope,” “could,” “would,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “approximates,” “predicts,” “projects,” “potential” and “continues” or other similar words or the negative of such terminology. Similarly, descriptions of the Company’s objectives, strategies, plans, goals or targets contained herein are also considered forward-looking statements. The Company believes this Current Report on Form 8-K, the press release attached hereto as Exhibit 99.1 and the communication attached hereto as Exhibit 99.2 should be read in conjunction with all of its filings with the United States Securities and Exchange Commission and cautions its readers that these forward-looking statements are subject to certain events, risks, uncertainties, and other factors. Some of these factors include, among others, the Company’s ability to complete the anticipated tender offer in a timely manner or at all, the price at which shares of the Company’s common stock may trade on Nasdaq, which may be higher or lower than the purchase price in the anticipated tender offer, uncertainty as to the number of shares purchased in the tender offer, the Company’s inability to attract and retain associates and members, increases in competition, litigation, regulatory changes, and its planned growth into new international markets. Although the Company believes that the expectations, statements and assumptions reflected in these forward-looking statements are reasonable, it cautions readers to always consider all of the risk factors and any other cautionary statements carefully in evaluating each forward-looking statement in this Form 8-K, as well as those set forth in its latest Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other filings filed with the United States Securities and Exchange Commission, including its Current Reports on Form 8-K. All of the forward-looking statements contained herein speak only as of the date of this Current Report on Form 8-K, the press release attached hereto as Exhibit 99.1 and the communication attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1*	Press Release, dated May 17, 2018, titled "Mannatech Announces Intent to Commence a Cash Tender Offer to Purchase up to $16 Million of Its Common Stock."
99.2*	Email to Associates, dated May 17, 2018, titled "Mannatech Announces Intent to Commence a Cash Tender Offer to Purchase up to $16 Million of Its Common Stock."
*Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2018

MANNATECH, INCORPORATED
By:	/s/ David Johnson
David Johnson
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1*	Press Release, dated May 17, 2018, titled "Mannatech Announces Intent to Commence a Cash Tender Offer to Purchase up to $16 Million of Common Stock."
99.2*	Email to Associates, dated May 17, 2018, titled "Mannatech Announces Intent to Commence a Cash Tender Offer to Purchase up to $16 Million of Common Stock."
*Furnished herewith.